Other long-term liabilities: (Tables)	12 Months Ended
Dec. 31, 2012
Other long-term liabilities:
Schedule of other long-term liabilities

	December 31, 2012	December 31, 2011

Severance indemnity (a)	$1,681	$1,914
Contingent consideration payable related to AFV acquisition (b)	856	428
Deferred lease inducements	69	118

	$2,606	$2,460

(a)         Italian law requires companies to make a mandatory termination payment to employees.  It is paid, as a lump sum, when the employment ends for any reason such as retirement, resignation or layoff.  The severance indemnity liability is calculated in accordance with local civil and labour laws based on each employee’s length of service, employment category and remuneration.  There is no vesting period or funding requirement associated with the liability.  The liability recorded in the consolidated balance sheet is the amount that the employee would be entitled to if the employee terminates immediately.  This liability for severance indemnities relates primarily to the Company’s employees in Italy.

(b)         The total purchase price to acquire AFV also includes earn-out payments payable in the Company’s shares and tied to revenue and production milestones to be achieved no later than December 31, 2014. This contingent consideration is estimated to have a fair value of $442 as at December 31, 2012 (December 31, 2011 - $428).

The Company also records compensation expense relating to two employees of AFV who receive earn-out payments in the Company’s shares that are tied to revenue and production milestones to be achieved no later than December 31, 2014 and contingent upon continuing employments. This contingent consideration is estimated to have a fair value of $414 as at December 31, 2012 (December 31, 2011 - nil).